PREPAYMENTS AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2025
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
PREPAYMENTS AND OTHER CURRENT ASSETS, NET

3.           PREPAYMENTS AND OTHER CURRENT ASSETS, NET

The components of prepayments and other current assets, net are as follows:

	As of December 31,
	2024	2025

Prepayments to suppliers (1)	$1,264	$762
Deferred expenses	88	57
Rental deposits and prepaid rents	469	593
Others	789	472
Total	$2,610	$1,884
(1)	The prepayments primarily consist of shipping costs and advertising fee paid in advance.

As of December 31, 2024 and 2025, the allowances of credit losses for other current assets were $187 and $262, respectively. The recognized credit losses for other current assets were $nil, $5 and $69 for the years ended December 31, 2023, 2024 and 2025, respectively.